Asset Sales	6 Months Ended
Jun. 30, 2025
IKENA ONCOLOGY INC
Asset Sales
10. Asset Sales
In March 2025, the Company entered into an asset purchase agreement for its
IK-175
technology, including intellectual property, which was not in active development, for cash consideration of $0.4 million. The Company accounted for the transaction as an asset sale. The $0.4 million was recognized as other income in the first quarter of 2025 as the asset sale was unrelated to the Company’s core operations.
In March 2025, the Company entered into an agreement to assign intellectual property for a solely-owned patent family related to
IK-412,
for potential future milestone payments or license fees. The Company did not record any amounts related to this transaction, there were no upfront payments received, and potential future payments have not been deemed probable as of June 30, 2025.